Exhibit 99.1 - Text version of Presentation

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Annual Meeting of Shareholders
June 3, 2009

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Forward Looking Statement

Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

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Selected Four Year Comparative Results
23% CAGR of Sales: 307% Incr. Gross Margin $s

$(000s)	2008	2007	2006	2005
Total Revenues	$11,050	$9,231	$6,502	$3,941

Cost of sales	7,198	6,435	4,894	2,996

Gross Profit	3,852	2,796	1,608	945
	34.9%	30.3%	24.7%	24.0%

R&D Exp.	2,605	1,907	1,401	1,365
SG&A Exp.	3,317	3,765	4,787	2,878
Operating Loss	(2,071)	(2,876)	(4,580)	(3,298)

Net Loss	(1,949)	(2,627)	(4,995)	(3,252)

Pref. Stock Exp.	-	5,645	3,210	3,517

Net Loss	$(1,949)	$(8,272)	$(8,205)	$(6,769)
Loss per Share	$(0.03)	$(0.57)	$(0.80)	$(0.88)
Avg. No. Shares	61,266,954	14,608,478	10,293,168	7,705,782

Working capital	$1,664	$3,229	$5,113	$4,708
Total assets	5,915	6,585	7,907	7,075
Total liabilities	3,338	2,322	2,297	1,964
Equity (Deficit)	2,577	4,263	(940)	1,053

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Selected Q1 Financial Results
•	Gross Margin $s Increased 20%
•	SG&A Decreased 33.6%
•	Operating Loss Decreased 60%
•	Cash stabilized

3 Mos. Ended	3/31/2009	3/31/2008

$(000s)
Net sales	$2,269	$2,238
R&D Income	276	127
Total Revenues	2,546	2,365

Cost of sales	1,547	1,532
Gross Profit	999	833
	39.2%	35.2%
R&D Exp.	647	626
SG&A Exp.	676	1,018
Operating Loss	(324)	(812)

Other Inc. (Exp.)	(1)	13

Net Loss	$(325)	$(798)
EPS	$(0.005)	$(0.013)

Balance Sheet Data:	3/31/09	12/31/08
Shs. Outstndg.	61,944,901	61,949,901
Working Capital	$1,334	$1,664
Total Assets	$5,697	$5,915
Total Liabilities	$3,429	$3,338
Shareholders Equity	$2,268	$2,577

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Organization & Management Team
Lawrence Siebert, President
Richard Larkin, CFO
Javan Esfandiari, Sr. VP, R&D
Rick Bruce, VP, Operations
Tom Ippolito, VP, Regulatory, QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director

Total Employment Q2- 2009 ~100
SG&A – 7
R&D – 18
Reg. & Clinical QA & QC - 7
Ops. – 69

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Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets

TWO FDA-APPROVED PMA’S
USDA-APPROVED FACILITY & PRODUCT LICENSES
ISO CERTIFIED FOR GLOBAL MARKETS

SLIDE - 6

Point of Care Test Market
•	$5B+ 2008 Global Point of Care Test Market
–	12.5% Compounded Annual Growth Rate (CAGR)
–	Part of >$30B IVD Market
•	Provide Immediate Information
–	Simply, Accurately, Cost Effectively
•	Enable Improved Outcomes
–	Earlier Detection, Earlier Treatment
–	Lower Overall Cost of Care

SLIDE - 7

Chembio’s Business Strategy

• Continue Improved Results of Base Business  - Primarily Comprised of Rapid HIV Tests Sold in the US and Globally
• Develop Funded Collaborations Using Our Patented Technology
• Create a Portfolio of Point of Care Tests for Infectious Diseases that Address Significant Unmet Market Needs

SLIDE - 8

Base Business of Rapid HIV Tests Marketed Globally

▪	Marketed Exclusively by Inverness Medical in US. – Q1 2009 Sales to IMA Sales increased 56% – States Adopting 2006 CDC Recommendations
▪	Sold Globally to Donor Funded Global Programs such as US' PEPFAR
(image of Inverness Sell Sheet and Image of Lateral Flow device)

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DPP® DUAL PATH PLATFORM
KEY DESIGN AND PERFORMANCE ADVANTAGES

•	Independent Sample Flow Path Enables Improved Sample Control
–	Improved Sensitivity vs. Lateral Flow
–	Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated
–	Direct Binding (i.e., without conjugate)
–	Even & Uniform Delivery of Samples
•	Freedom to Operate

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Test

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DPP® HIV SCREENING TEST FOR USE WITH ORAL FLUID SAMPLES
•	Currently Only One Oral Fluid HIV Test in US Market.
•	Reauthorized $48B US AIDS Relief Program Evaluating to expand VCT & PMTCT in Africa
•	Secures Participation in Rapid HIV Test with Chembio Patented Technology
•	Does Not Compete with Chembio’s Lateral Flow Blood Tests marketed by Inverness
•	Submitted to PEPFAR; Ready to Begin US Clinical Trials 2009-2010

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DPP® HIV SCREENING TEST FOR USE WITH ORAL FLUID SAMPLES
(Movie of DPP operation)

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Tests
•	Other

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DPP® SYPHILIS SCREEN & CONFIRM

•	12MM New Cases/Yr. -250,000 in US and EU
•	Replaces Two Time Consuming Laboratory Tests with One Single POC Test - No Rapid Tests in US
•	Better Indication of Active Syphilis Disease
•	Enables POC Confirmation and Treatment without return visit
•	Developed in cooperation with CDC, currently in WHO study, FDA Pre-IDA stage

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Tests
•	Other

SLIDE - 16

Global Health Products
DPP Point of Care Test	Collaborating Organization
Tuberculosis	FIND
Malaria	FIND
HIV 1/2 Conf./Brazil	FIOCRUZ
Neglected Diseases: Leishmaniasis, Chagas, Leptospirosis, Leprosy	IDRI, NIH, FIOCRUZ

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Tests
•	Other

SLIDE - 18

Hepatitis C - Estimated 3MM Infections in US
Only 22% Diagnosed
•	Chembio Participating in CDC Study with DPP(R) HCV Test

(Image of DPP test)

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Tests
•	Other

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INFLUENZA: Ag DETECTION  & DIFFERENTIATED Ab IMMUNE STATUS
Ag: Current Rapid Tests Need Improved Performance
Ab: Public Health Screening for Vaccination
DPP FLU A VS. LATERAL FLOW FLU A	Buffer	1.9 x 1011	1.9 x 1010	1.9 x 109	1.9 x 108	1.9 x 107	1.9 x 106	1.9 x 105	1.9 x 104	1.9 x 103	1.9 x 102	1.9 x 10
Reader	0	86	87	91	54	22	11	5.6	3.1	0	0	0
Visual	-	+++	+++	+++	+++	++	+	+	+	+/-	-	-
Leading Commercial lateral flow test (visual only)	-	+++	+++	+++	++	++	+	-	-	-	-	-

SLIDE - 21

FLU IMMUNE STATUS TEST

(Several images of DPP test)

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DPP® R&D PIPELINE
•	Oral Fluid HIV
•	Syphilis Screen & Confirm
•	Global Health Products
•	Hepatitis C
•	Flu A/B Ag & Immunity Tests
•	Other

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Other Current Projects
•	Veterinary Applications
–	Companion, Research, Wildlife
•	Drug Monitoring
•	Option of Quantitative Measurements at Point of Care with Simple Readers

SLIDE - 24

Strategy & Actions Taken to Enhance Shareholder Value

•	Simplified Capital Structure
•	Focused on Cash Flow
–	Created multiple non-dilutive development contracts and grants
–	Renegotiated payment schedules of license fees and accrued royalties
•	Reduced Expenses
–	Significant reduction of SG&A Expenses (including IR)
•	Improving Manufacturing Efficiency
–	Accelerating Product Transfers from R&D into Manufacturing
–	Established Technical Team within R&D – ADDED PERSONNEL
–	Invested in automation and other cost savings

SLIDE - 25

Strategy & Actions Taken to Enhance Shareholder Value

$(000s)	Year Ended December			First Quarter
	2008	2007		2009	2008
R&D Income	$694	$466		$276	$127
% Change	48.9%			117.3%

Gross Profit $	3,852	2,795		999	833
% Change	37.8%			19.9%

R&D Expenses	2,605	1,906		647	626
% Change	36.7%			3.4%

SG&A Wages	1,262	1,642		237	350
% Change	-23.1%			-32.3%
Investor Relations	124	225		3	59
% Change	-44.9%			-94.9%
Legal, accting	551	643		160	259
% Change	-14.3%			-38.2%

Total SG&A	3,317	3,765		676	1,018
% Change	-11.9%			-33.6%

	(000s)	Mar-09	Dec-08	Sep-08	Jun-08
	Cash	1,292	1,212	999	954

SLIDE - 26

Strategy & Actions Taken to Enhance Shareholder Value
•	New Products Completed :
–	DPP HIV – submitted to PEPFAR (global market)
–	DPP Syphilis Screen & Confirm – developed in cooperation with CDC, currently in WHO study, FDA Pre-IDE stage
–	DPP HIV 1&2 Confirmatory for Brazil – Ministry of Health evaluations being completed; development continuing for all other markets
–	DPP Canine Leishmaniasis – approval pending in Brazil
•	Hepatitis C and Influenza Products in Development

SLIDE - 27

Strategy & Actions Taken to Enhance Shareholder Value Plan
•	Improve Revenues and Operating Results
–	Increased sales in base HIV test business – US and Globally
–	New revenue streams from Brazil and other new customers
–	Integrate automation equipment into manufacturing
•	Sales & Marketing
–	New DPP HIV, Syphilis and Hepatitis C products to be featured at AACC (July, Chicago) & Medica (November, Dusseldorf) - the 2 most important industry meetings
–	Upgrade web site and create new marketing materials for trade and investors

SLIDE - 28

Strategy & Actions Taken to Enhance Shareholder Value Plan
Our goal is to show:
•  Improved fundamental performance,
•  No short or medium term funding needs,
•  A Profitable Base Business Manufacturing Regulated Biotech products, and
•  New Products Based on our Patented POC Platform to Address POCT Market Opportunities.
We believe that achievement of these goals will result in greater returns to our shareholders.

SLIDE - 29

For further information please visit our web site
www.chembio.com

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